Equable Shares Small Cap Fund (Series 1)
(Class I EQSIX)

A Series of Series Portfolios Trust

December 3, 2018

Supplement to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”) dated May 30, 2018

Effective December 17, 2018, shares of the Equable Shares Small Cap Fund (Series 1) (the “Fund”) will be offered for purchase.

Effective as of the close of business on December 19, 2018, the Fund will be closed to all new purchases.  The Fund will remain open after December 19, 2018 to automatic reinvestment of dividends and capital gains distributions, as described under the section entitled “Distribution of Fund Shares – Dividends, Distributions and their Taxation” in the Prospectus.

The decision and timing for future opening or closing of the Fund will be at the discretion of the Fund’s investment adviser, Teramo Advisors, LLC.

For investor inquiries about the Fund, please call the Fund at (888) 898-2024.

Please retain this Supplement with your Prospectus, Summary Prospectus and SAI for future reference.